                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                               September 18, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                                51-0310342
----------------------------------------------                ---------------------------------
(State or other Jurisdiction of Incorporation)                (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)







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ITEM 7. EXHIBITS:

(c)      Exhibits

These Exhibits are furnished pursuant to Item 9 and should not be deemed to be "filed" under the Securities Exchange Act of 1934.

      Exhibit No.          Description
      -----------          -----------

         99.1 Statement of Chief Executive Officer under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings - Pursuant to Securities and Exchange Commission Order No. 4-460.

         99.2 Statement of Chief Financial Officer under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings - Pursuant to Securities and Exchange Commission Order No. 4-460.

         99.3 Certification of Chief Executive Officer Pursuant to 18 U.S.C., Section 1350, as adopted pursuant to
                           Section 9.06 of the Sarbanes-Oxley Act of 2002.

         99.4              Certification of Chief Financial Pursuant to
                           18 U.S.C., Section 1350, as adopted pursuant to
                           Section 9.06 of the Sarbanes-Oxley Act of 2002.


ITEM 9. REGULATION FD DISCLOSURE

On September 18, 2002, Jeffrey A. Rich, Chief Executive Officer of the Registrant and Warren D. Edwards, Executive Vice President and Chief Financial Officer of the Registrant, each submitted to the Securities and Exchange Commission his sworn statement pursuant to Securities and Exchange Commission Order No. 4-460, and made certifications pursuant to 18 U.S.C., Section 1350, as adopted pursuant to Section 9.06 of the Sarbanes-Oxley Act of 2002. The Registrant hereby incorporates by reference into this Item 9, the information set forth in the statements and certifications attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4. Pursuant to the rules and regulations of the Securities and Exchange Commission, such statements and certifications and the information set forth therein is deemed to be furnished and shall not be deemed to be filed.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2002

                                         Affiliated Computer Services, Inc.

                                         By:      /s/ Warren D. Edwards
                                             ---------------------------------
                                                  Warren D. Edwards
                                                  Executive Vice President and
                                                  Chief Financial Officer


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



                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------


99.1              Statement of Chief Executive Officer under Oath Regarding
                  Facts and Circumstances Relating to Exchange Act Filings -
                  Pursuant to Securities and Exchange Commission Order No.
                  4-460.

99.2              Statement of Chief Financial Officer under Oath Regarding
                  Facts and Circumstances Relating to Exchange Act Filings -
                  Pursuant to Securities and Exchange Commission Order No.
                  4-460.

99.3              Certification of Chief Executive Officer Pursuant to 18
                  U.S.C., Section 1350, as adopted pursuant to Section 9.06 of the Sarbanes-Oxley Act of 2002.

99.4              Certification of Chief Financial Officer Pursuant to 18
                  U.S.C., Section 1350, as adopted pursuant to Section 9.06 of the Sarbanes-Oxley Act of 2002.




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